TCW SECURITIZED INCOME ETF (TIZE)

Summary Prospectus

September 14, 2026

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (“SAI”) and more recent reports to shareholders, at no cost by visiting https://tcw.com or by calling (866) 364-1383. The fund’s prospectus and SAI, both dated September 14, 2026, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

Shares of the fund are listed and traded on NYSE Arca, Inc. (“NYSE Arca”).

FUND SUMMARY — TCW SECURITIZED INCOME ETF (THE “FUND”)

Investment Objective: The Fund’s investment objective is to seek to maximize current income and achieve above average long-term total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses(1)
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Distribution and Service Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.40%

(1)	The investment advisory agreement between TCW ETF Trust (the “Trust”) and TCW Investment Management Company LLC (“TCW” or the “Adviser”) (the “Investment Advisory Agreement”) provides that the Adviser will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
(2)	Estimated for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$41	$129	$227	$516

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2026, the Predecessor Mutual Fund’s portfolio turnover rate was 354%.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued by securitized vehicles and similar instruments.

The Fund will invest in securities issued by securitized vehicles including but not limited to residential mortgage-backed securities, commercial mortgage-backed securities, other asset backed securities, real estate related debt, mortgage pass-through securities, as well as floating, variable and fixed-rate securities, including those deemed sustainable or that have sustainable characteristics. The Fund will invest in securities that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities and those issued by non-governmental entities, as well as unguaranteed securities issued by private entities.

The Fund will invest in securities rated investment grade or unrated securities determined by the Adviser to be of comparable quality. The Fund may also invest in below investment grade bonds (“junk bonds”), which are bonds rated below BBB- by Fitch Ratings, Inc. (“Fitch”), below BBB- by S&P Global Ratings (“S&P”) and below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, bonds deemed by the Fund’s Adviser to be of comparable quality. The Fund may invest in securities rated investment grade, securities rated below investment grade and/or unrated securities, without limit.

In determining whether to buy or sell investments, the portfolio management team evaluates each investment idea based on, among other factors, the team’s view of its current income potential, risk level, capital appreciation potential, and how it fits within the Fund’s overall portfolio. The allocation of capital to sectors and securities is driven primarily by the Adviser’s assessment of relative value offered by each sector and security, respectively.

Evaluating sustainable attributes and risk factors may be part of the investment analysis (alongside traditional financial metrics) and informed investment decision making with the goal of improving risk-adjusted returns, consistent with the Fund’s investment objective.

The Fund invests in the U.S. and international securitized markets, including securities denominated in foreign currencies, without limit. The Fund has the flexibility to allocate its assets to securities of foreign issuers denominated in U.S. dollars or foreign currencies. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but is under no obligation to do so under any circumstances.

The Fund may also seek to obtain similar or alternative market exposure to the securities in which it directly invests by instead using other investment techniques such as derivatives. The types of derivatives in which the Fund will principally invest are options, futures and swap agreements, as well as: (i) securitized instruments that isolate specific cash flows, such as principal only (PO) bonds or interest only (IO) bonds; (ii) tiered index bonds that reference a series of cash securitizations (such as CMBX, a non agency securitized index where the underlying assets are commercial mortgage-backed securities), and (iii) TBAs (to be announced securities).

Principal Investment Risks:

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return and ability to meet its investment objective.

ETF Structure Risks. The Fund is structured as an ETF and is subject to special risks, including:

Not Individually Redeemable. Shares are not individually redeemable by retail investors and may be redeemed from the Fund only by Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in shares on the NYSE Arca, Inc. (“NYSE Arca”) may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the NYSE Arca. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as

Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Price Variance Risk. The market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Additionally, in stressed market conditions, the market for the ETF shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF shares and their underlying value as well as an increase in the ETF shares’ bid-ask spread.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the NYSE Arca. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Debt Securities Risk. Debt securities risk is the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

Asset-Backed Securities Risk. The risk of investing in asset-backed securities, including the risk of loss as a result of the impairment of the value of the underlying financial assets, prepayment risk and extension risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

Below Investment Grade Mortgage-Backed Securities Risk. The Fund’s investments in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) that are rated below investment grade generally carry greater liquidity risk than their investment grade counterparts. Changes in market and regulatory conditions could adversely affect the liquidity of the Fund’s investments in below investment grade mortgage-backed securities or the ability of the Fund to sell these securities, thereby adversely impacting the value of your investment.

Counterparty Risk. Counterparty risk is the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

Credit Risk. Credit risk is the risk that an issuer may default in the payment of principal and/or interest on a security.

Derivatives Risk. A derivative is a financial contract, the value of which depends on or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in certain types of derivatives contracts, including futures. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the instrument underlying a futures position may result in immediate and substantial losses to the Fund.

Distressed and Defaulted Securities Risk. Distressed and defaulted securities risk is the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. Such risks may impact the ability of a Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for shares and cause a Fund to decline in value.

ESG Factor Risk. ESG factor risk is the risk that the Fund will be exposed to risks related to environmental, social, and governance factors which, if they materialize, can reduce the value of underlying investments held within the Fund and could adversely impact the Fund’s performance. In ordinary market conditions, it is not anticipated that any single ESG factor will drive a material negative financial impact on the value of the portfolio. ESG factor risk is defined as an environmental, social, or governance event or condition that if it occurs could cause an actual or potential material negative impact on the value of the investment.

Extension Risk. Extension risk is the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.

Foreign Securities Risk. The Fund may have exposure to foreign markets as a result of its investments in foreign securities and securities denominated in foreign currencies. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that there may not be protection against failure by other parties to complete transactions, and that it will be difficult to obtain or enforce legal judgments in certain countries. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. Additionally, where all or a portion of the Fund’s underlying securities are traded in a market that is closed when the market in which the Fund shares are listed and trading is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Frequent Trading Risk. Frequent trading leads to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s investments may not keep up with price increases from inflation.

Interest Rate Risk. Interest rate risk is the risk that investments held by the Fund may decline in value because of changes in interest rates.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Junk Bond Risk. Junk bond risk is the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade securities.

Large Shareholder Purchase and Redemption Risk. Large shareholder purchase and redemption risk is the risk that the Fund may experience adverse effects when certain large shareholders or a large number of shareholders purchase or redeem large amounts of shares of the Fund (collectively, such transactions are referred to as “large shareholder redemptions”). Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity, and may result in the Fund realizing more income or gain, or realizing income or gain sooner, than would otherwise have been the case. The effects of taxable income and/or gains resulting from large shareholder redemptions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. To the extent that such redemptions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate for shareholders who hold Fund shares in a taxable account. Large shareholder redemptions may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large shareholder redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. A number of circumstances may cause the Fund to experience large redemptions, such as changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel.

Leverage Risk. Leverage risk is the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result.

Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. The liquidity of the Fund’s assets may change over time.

Market Risk. The Fund could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Money Market/Short-Term Securities Risk. To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund’s investments in these instruments could lose money.

Mortgage-Backed Securities Risk. Mortgage-backed securities risk is the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

Portfolio Management Risk. Portfolio management risk is the risk that an investment strategy may fail to produce the intended results.

Prepayment Risk. Prepayment risk is the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

Price Volatility Risk. The value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

Securities Selection Risk. The securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

Sustainable Investing Strategy Risk. Sustainable investing strategy risk is the risk that the Fund’s strategy may forgo certain investment opportunities for non-financial reasons, and that the Fund’s performance will differ from funds that do not include sustainability factors as part of their security selection. Further, investors may differ in their views of what constitutes the sustainable characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. In evaluating a security, the Adviser is often dependent upon information and data obtained from issuers or from third-party data providers that may be incomplete or inaccurate, which could cause the Adviser to incorrectly assess sustainability risks and opportunities. In addition, the Fund may not be successful in its strategy to invest in a portfolio of securities that, in the Adviser’s view, has an aggregate sustainability assessment that is better than the aggregate sustainability of the Fund’s benchmark. There is no guarantee that this strategy will be achieved, and such assessment is at the Adviser’s discretion.

Swap Agreements Risk. The risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap (which is enhanced if it is not subject to centralized clearing); (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

Unrated Securities Risk. Unrated securities risk is the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. This risk is greater for high yield securities, because the analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of investment grade securities.

U.S. Government Securities Risk. U.S. government securities risk is the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. government securities.

U.S. Trade Policy Risk. There have been significant changes to United States trade policies, agreements and tariffs, and in the future there may be additional significant changes. These and any future developments, and continued uncertainty surrounding trade policies, agreements and tariffs, may have a material adverse effect on global economic conditions, inflation and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict the access by issuers of the Fund’s portfolio securities to suppliers or customers, increase their supply-chain costs and expenses and could have material adverse effects on the Fund’s portfolio investments.

U.S. Treasury Obligations Risk. U.S. Treasury obligations risk is the risk that the value of U.S. Treasury obligations may decline as a result of changes in interest rates, certain political events in the U.S., and strained relations with certain foreign countries.

Valuation Risk. Valuation risk is the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund. The Fund is adopting the performance of the Predecessor Mutual Fund as the result of the Reorganization. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart shows changes in the Predecessor Mutual Fund’s performance from year to year (represented by the performance of the Predecessor Mutual Fund’s Class I Shares). The table shows how the Predecessor Mutual Fund’s average annual returns (represented by the average annual returns of the Predecessor Mutual Fund’s Class I Shares) for 1 year and since inception compared with those of an appropriate broad-based securities market index and additional securities market indexes. Effective as of the Reorganization, the ICE BofA Low Duration U.S. ABS & CMBS Equal Par Index replaced the Bloomberg U.S. Mortgage-Backed Securities (MBS) Index as the Fund’s secondary benchmark index because the Adviser believes it more closely reflects the market segment in which the Fund invests. Had the Predecessor Mutual Fund been structured as an ETF, its performance may have differed. The Fund’s (and the Predecessor Mutual Fund’s) past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting https://tcw.com or by calling (866) 364-1383.

AVERAGE ANNUAL TOTAL RETURNS*

(For the period ended December 31, 2025)

*	For the period shown in the bar chart above:

Best Quarter	(quarter ended 12/31/2023)	8.57%
Worst Quarter	(quarter ended 3/31/2022)	-5.54%

	1 Year	Since Inception
Return Before Taxes	8.53%	1.62%
Return After Taxes on Distributions	6.36%	-0.26%
Return After Taxes on Distributions and Sale of Fund Shares	5.00%	0.39	%(1)
Bloomberg U.S. Aggregate Bond Index(2)	7.30%	4.02%
ICE BofA Low Duration U.S. ABS & CMBS Equal Par Index(3)	5.89%	3.18%
Bloomberg U.S. Mortgage-Backed Securities (MBS) Index(4)	8.58%	0.33%

(1)	The “After Taxes on Distributions and Sale of Shares” return is higher than the “After Taxes on Distributions” return because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant period.
(2)	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities.
(3)	The ICE BofA Low Duration U.S. ABS & CMBS Equal Par Index measures the performance of short-term, U.S. dollar-denominated, investment grade, fixed and floating rate asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) publicly issued in the U.S. domestic market.
(4)	The Bloomberg U.S. Mortgage-Backed Securities (MBS) Index tracks fixed-rate agency mortgage backed pass-through securities guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac.

The Predecessor Mutual Fund’s fiscal year end is March 31. The Fund’s fiscal year end is October 31. The Predecessor Mutual Fund’s most recent quarterly return (since the end of the last fiscal year) through the end of the most recent quarter (June 30, 2026) was 0.81%.

Investment Adviser: TCW Investment Management Company LLC is the investment adviser to the Fund.

Portfolio Managers: Elizabeth (Liza) Crawford, Palak Pathak, Peter Van Gelderen, and Bryan T. Whalen, CFA are jointly and primarily responsible for the day-to-day management of the Fund. Ms. Crawford, Ms. Pathak, Mr. Van Gelderen, and Mr. Whalen have each been a portfolio manager of the Fund since inception. Ms. Crawford and Ms. Pathak have each been a portfolio manager of the Predecessor Mutual Fund since inception. Mr. Van Gelderen was a portfolio manager of the Predecessor Mutual Fund since 2023.

Purchase and Sale of Fund Shares: The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund will issue and redeem shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay certain intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.